Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of M Power Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

•	The Quarterly Report for the quarter ended June 30, 2007 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2007

/s/ Gary F. Kimmons
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Gary F. Kimmons, President,
Chief Executive Officer and
Chief Financial Officer